UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	June 20, 2018

Financial Institutions, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-26481	16-0816610
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

220 Liberty Street, Warsaw, New York		14569
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	585-786-1100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 5.07 Submission of Matters to a Vote of Security Holders.

Explanatory Note

This Amendment No. 1 to the Company's Current Report on Form 8-K dated June 21, 2018 updates Item 5.07, Submission of Matters to a Vote of Security Holders, regarding the results of the annual meeting of shareholders of the Company held on June 20, 2018, to disclose the decision of the Company's Board of Directors regarding how frequently it will include an advisory shareholder vote on the compensation of its named executive officers in its proxy statement. This Amendment No. 1 does not make any other changes to the original Form 8-K.

At the annual meeting of shareholders of the Company held on June 20, 2018, shareholders approved the non-binding, advisory vote on the frequency of future advisory votes on the compensation of our named executive officers to be every year by a vote as follows:

EVERY YEAR: 10,583,689
EVERY TWO YEARS: 161,600
EVERY THREE YEARS: 1,280,976
ABSTAIN: 5,677
BROKER NON-VOTES: 2,467,087

Based on the results set forth above, the Board of Directors of the Company has determined that future shareholder advisory votes on the compensation of the Company's named executive officers will occur every year.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Financial Institutions, Inc.

July 31, 2018	By:	Kevin B. Klotzbach

Name: Kevin B. Klotzbach
Title: Executive Vice President, Chief Financial Officer and Treasurer